DISCOVER FINANCIAL SERVICES						Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Mar 31, 2022 vs. Mar 31, 2021
EARNINGS SUMMARY
Interest Income	$2,736	$2,742	$2,674	$2,589	$2,646	$90	3%
Interest Expense	257	259	269	290	316	(59)	(19%)
Net Interest Income	2,479	2,483	2,405	2,299	2,330	149	6%
Discount/Interchange Revenue	955	1,042	988	937	766	189	25%
Rewards Cost	635	697	689	598	525	110	21%
Discount and Interchange Revenue, net	320	345	299	339	241	79	33%
Protection Products Revenue	44	36	43	43	43	1	2%
Loan Fee Income	140	131	121	105	107	33	31%
Transaction Processing Revenue	57	60	58	58	51	6	12%
Unrealized Gains/ (Losses) on Equity Investments	(188)	(139)	(167)	729	—	(188)	NM
Realized Gains/ (Losses) on Equity Investments	26	1	—	—	—	26	NM
Other Income	24	19	18	6	23	1	4%
Total Non-Interest Income	423	453	372	1,280	465	(42)	(9%)

Revenue Net of Interest Expense	2,902	2,936	2,777	3,579	2,795	107	4%

Provision for Credit Losses	154	263	185	135	(365)	519	142%

Employee Compensation and Benefits	500	499	483	498	506	(6)	(1%)
Marketing and Business Development	192	271	210	175	154	38	25%
Information Processing & Communications	125	125	121	145	109	16	15%
Professional Fees	177	230	198	187	182	(5)	(3%)
Premises and Equipment	24	23	23	22	24	—	—%
Other Expense	112	164	155	195	106	6	6%
Total Operating Expense	1,130	1,312	1,190	1,222	1,081	49	5%

Income/ (Loss) Before Income Taxes	1,618	1,361	1,402	2,222	2,079	(461)	(22%)
Tax Expense	376	294	311	524	486	(110)	(23%)
Net Income/ (Loss)	$1,242	$1,067	$1,091	$1,698	$1,593	($351)	(22%)
Net Income/ (Loss) Allocated to Common Stockholders	$1,205	$1,062	$1,055	$1,688	$1,546	($341)	(22%)

Effective Tax Rate	23.3%	21.6%	22.2%	23.6%	23.4%

Net Interest Margin	10.85%	10.81%	10.80%	10.68%	10.75%	10	bps
Operating Efficiency	38.9%	44.7%	42.9%	34.1%	38.7%	20	bps
ROE	37%	32%	33%	54%	56%
ROCE	39%	35%	35%	59%	59%
Capital Returned to Common Stockholders	$1,067	$895	$940	$649	$232	$835	NM
Payout Ratio	89%	84%	89%	38%	15%

Ending Common Shares Outstanding	281	288	295	301	306	(25)	(8%)
Weighted Average Common Shares Outstanding	285	291	298	304	307	(22)	(7%)
Weighted Average Common Shares Outstanding (fully diluted)	285	292	298	304	307	(22)	(7%)

PER SHARE STATISTICS
Basic EPS	$4.23	$3.64	$3.54	$5.56	$5.04	($0.81)	(16%)
Diluted EPS	$4.22	$3.64	$3.54	$5.55	$5.04	($0.82)	(16%)
Common Dividends Declared Per Share	$0.50	$0.50	$0.50	$0.44	$0.44	$0.06	14%
Common Stock Price (period end)	$110.19	$115.56	$122.85	$118.29	$94.99	$15.20	16%
Book Value per share	$47.81	$46.50	$45.00	$43.72	$39.72	$8.09	20%
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Mar 31, 2022 vs. Mar 31, 2021
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$15,620	$18,236	$20,762	$25,209	$30,106	($14,486)	(48%)
Total Loan Receivables	93,471	93,684	89,542	87,674	86,347	7,124	8%
Allowance for Credit Losses	(6,647)	(6,822)	(6,861)	(7,026)	(7,347)	700	10%
Net Loan Receivables	86,824	86,862	82,681	80,648	79,000	7,824	10%
Premises and Equipment, net	984	983	987	986	1,021	(37)	(4%)
Goodwill and Intangible Assets, net	255	255	256	256	350	(95)	(27%)
Other Assets	3,729	3,906	3,858	3,886	3,394	335	10%
Total Assets	$107,412	$110,242	$108,544	$110,985	$113,871	($6,459)	(6%)

Liabilities & Stockholders' Equity
Certificates of Deposits [1]	$13,518	$14,391	$14,931	$15,732	$16,681	($3,163)	(19%)
Savings, Money Market, and Other Deposits [1,2]	50,185	47,548	47,035	46,823	47,420	2,765	6%
Total Direct to Consumer Deposits [1,2]	63,703	61,939	61,966	62,555	64,101	(398)	(1%)
Brokered Deposits and Other Deposits	8,779	10,454	10,596	11,921	12,644	(3,865)	(31%)
Deposits	72,482	72,393	72,562	74,476	76,745	(4,263)	(6%)
Securitized Borrowings [3]	7,715	9,539	9,064	9,145	10,804	(3,089)	(29%)
Other Borrowings [3]	9,417	10,688	9,452	10,205	10,207	(790)	(8%)
Borrowings	17,132	20,227	18,516	19,350	21,011	(3,879)	(18%)
Accrued Expenses and Other Liabilities	4,365	4,214	4,203	3,988	3,961	404	10%
Total Liabilities	93,979	96,834	95,281	97,814	101,717	(7,738)	(8%)
Total Equity	13,433	13,408	13,263	13,171	12,154	1,279	11%
Total Liabilities and Stockholders' Equity	$107,412	$110,242	$108,544	$110,985	$113,871	($6,459)	(6%)

LIQUIDITY
Liquidity Portfolio	$14,910	$14,959	$19,946	$23,201	$28,196	($13,286)	(47%)
Private Asset-backed Securitizations	3,750	3,500	4,000	4,000	6,000	(2,250)	(38%)
Federal Home Loan Bank Borrowing Capacity	1,505	150	1,341	1,209	1,127	378	34%
Federal Reserve Discount Window [4]	34,393	34,254	32,719	32,328	32,457	1,936	6%
Undrawn Credit Facilities [4]	39,648	37,904	38,060	37,537	39,584	64	—%
Total Liquidity	$54,558	$52,863	$58,006	$60,738	$67,780	-$13,222	(20%)

[1] Includes Affinity relationships

[2] Savings, Money Market, and Other Deposits includes checking and reflects both interest-bearing and non-interest bearing direct to consumer deposits

[3] Includes short-term and long-term borrowings

[4] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Mar 31, 2022 vs. Mar 31, 2021
BALANCE SHEET STATISTICS
Total Common Equity	$12,377	$12,352	$12,207	$12,115	$11,098	$1,279	12%
Total Common Equity/Total Assets	11.5%	11.2%	11.2%	10.9%	9.7%
Total Common Equity/Net Loans	14.3%	14.2%	14.8%	15.0%	14.0%

Tangible Assets	$107,157	$109,987	$108,288	$110,729	$113,521	($6,364)	(6%)
Tangible Common Equity [1]	$12,122	$12,097	$11,951	$11,859	$10,748	$1,374	13%
Tangible Common Equity/Tangible Assets [1]	11.3%	11.0%	11.0%	10.7%	9.5%
Tangible Common Equity/Net Loans [1]	14.0%	13.9%	14.5%	14.7%	13.6%
Tangible Common Equity per share [1]	$43.14	$41.96	$40.55	$39.37	$35.12	$8.02	23%

	Basel III
	Quarter Ended
REGULATORY CAPITAL RATIOS [2]	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021
Total Risk Based Capital Ratio	17.6%	17.6%	18.5%	18.8%	18.0%
Tier 1 Risk Based Capital Ratio	15.8%	15.8%	16.7%	16.9%	16.1%
Tier 1 Leverage Ratio	13.7%	13.9%	13.8%	13.3%	12.2%
Common Equity Tier 1 Capital Ratio	14.7%	14.8%	15.5%	15.7%	14.9%

1 Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

2 Based on the final rule published September 30, 2020. Capital ratios reflect delay in the recognition of the impact of CECL reserves on regulatory capital for two years in accordance with the final rule

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Mar 31, 2022 vs. Mar 31, 2021
AVERAGE BALANCES
Assets
Cash and Investment Securities	$15,028	$17,309	$20,623	$26,784	$27,927	($12,899)	(46%)
Restricted Cash	774	1,164	571	897	136	638	NM
Credit Card Loans	73,042	71,865	69,416	67,420	68,723	4,319	6%
Private Student Loans	10,381	10,094	9,932	9,993	10,211	170	2%
Personal Loans	6,909	6,923	6,900	6,884	7,075	(166)	(2%)
Other Loans	2,359	2,213	2,108	1,999	1,896	463	24%
Total Loans	92,691	91,095	88,356	86,296	87,905	4,786	5%
Total Interest Earning Assets	108,493	109,568	109,550	113,977	115,968	(7,475)	(6%)
Allowance for Credit Losses	(6,818)	(6,847)	(7,020)	(7,342)	(8,214)	1,396	17%
Other Assets	6,248	6,379	6,430	5,971	6,165	83	1%
Total Assets	$107,923	$109,100	$108,960	$112,606	$113,919	($5,996)	(5%)

Liabilities and Stockholders' Equity
Certificates of Deposits [1]	$14,035	$14,606	$15,373	$16,109	$17,682	($3,647)	(21%)
Savings, Money Market, and Other Deposits [1,2]	47,426	46,213	45,907	46,020	45,020	2,406	5%
Interest-bearing Direct to Consumer Deposits [1,2]	61,461	60,819	61,280	62,129	62,702	(1,241)	(2%)
Brokered Deposits and Other Deposits	9,157	9,834	10,691	11,915	12,621	(3,464)	(27%)
Total Interest-bearing Deposits	70,618	70,653	71,971	74,044	75,323	(4,705)	(6%)
Securitized Borrowings [3]	7,739	9,119	8,292	10,305	10,826	(3,087)	(29%)
Other Borrowings [3]	10,099	9,721	9,556	10,211	10,361	(262)	(3%)
Total Interest-bearing Liabilities	88,456	89,493	89,819	94,560	96,510	(8,054)	(8%)
Other Liabilities & Stockholders' Equity	19,467	19,607	19,141	18,046	17,409	2,058	12%
Total Liabilities and Stockholders' Equity	$107,923	$109,100	$108,960	$112,606	$113,919	($5,996)	(5%)

AVERAGE YIELD
Assets
Cash and Investment Securities	1.09%	1.01%	0.95%	0.78%	0.79%	30	bps
Restricted Cash	0.02%	0.03%	0.03%	0.02%	0.03%	(1)	bps
Credit Card Loans	12.59%	12.50%	12.53%	12.52%	12.71%	(12)	bps
Private Student Loans	7.41%	7.37%	7.36%	7.41%	7.37%	4	bps
Personal Loans	12.09%	12.36%	12.61%	12.76%	12.83%	(74)	bps
Other Loans	5.60%	5.39%	5.41%	5.59%	5.94%	(34)	bps
Total Loans	11.80%	11.75%	11.79%	11.79%	11.96%	(16)	bps
Total Interest Earning Assets	10.23%	9.93%	9.68%	9.11%	9.25%	98	bps

AVERAGE RATES
Liabilities and Stockholders' Equity
Certificates of Deposits [1]	1.02%	1.07%	1.19%	1.32%	1.57%	(55)	bps
Savings, Money Market, and Other Deposits [1,2]	0.50%	0.42%	0.42%	0.42%	0.45%	5	bps
Interest-bearing Direct to Consumer Deposits [1,2]	0.62%	0.58%	0.61%	0.65%	0.77%	(15)	bps
Brokered Deposits and Other Deposits	2.03%	2.16%	2.28%	2.35%	2.37%	(34)	bps
Total Interest-bearing Deposits	0.80%	0.80%	0.86%	0.92%	1.04%	(24)	bps
Securitized Borrowings [3]	1.29%	1.09%	1.10%	1.01%	1.07%	22	bps
Other Borrowings [3]	4.72%	4.77%	4.73%	4.68%	4.84%	(12)	bps
Total Interest-bearing Liabilities	1.18%	1.15%	1.19%	1.23%	1.33%	(15)	bps
Net Interest Margin	10.85%	10.81%	10.80%	10.68%	10.75%	10	bps
Net Yield on Interest-earning Assets	9.27%	8.99%	8.71%	8.09%	8.15%	112	bps

[1] Includes Affinity relationships
[2] Excludes checking which is a non-interest bearing deposit product. All non-interest bearing deposits, including checking, are reflected in Other Liabilities & Stockholders’ Equity on the average balance sheet

[3] Includes short-term and long-term borrowings
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Mar 31, 2022 vs. Mar 31, 2021
TOTAL LOAN RECEIVABLES
Ending Loans [1]	$93,471	$93,684	$89,542	$87,674	$86,347	$7,124	8%
Average Loans [1]	$92,691	$91,095	$88,356	$86,296	$87,905	$4,786	5%

Interest Yield	11.80%	11.75%	11.79%	11.79%	11.96%	(16)	bps
Gross Principal Charge-off Rate	2.64%	2.36%	2.50%	3.20%	3.45%	(81)	bps
Net Principal Charge-off Rate	1.61%	1.37%	1.46%	2.12%	2.48%	(87)	bps
Delinquency Rate (30 or more days)	1.64%	1.55%	1.40%	1.34%	1.67%	(3)	bps
Delinquency Rate (90 or more days)	0.72%	0.66%	0.58%	0.63%	0.85%	(13)	bps
Gross Principal Charge-off Dollars	$603	$543	$556	$688	$747	($144)	(19%)
Net Principal Charge-off Dollars	$368	$313	$325	$456	$537	($169)	(31%)
Net Interest and Fee Charge-off Dollars	$87	$70	$72	$101	$118	($31)	(26%)
Loans Delinquent 30 or more days	$1,537	$1,451	$1,258	$1,172	$1,438	$99	7%
Loans Delinquent 90 or more days	$678	$618	$522	$550	$732	($54)	(7%)

Allowance for Credit Losses (period end)	$6,647	$6,822	$6,861	$7,026	$7,347	($700)	(10%)
Reserve Change Build/ (Release) [2]	($175)	($39)	($165)	($321)	($879)	$704
Reserve Rate	7.11%	7.28%	7.66%	8.01%	8.51%	(140)	bps

CREDIT CARD LOANS
Ending Loans	$73,783	$74,369	$70,320	$68,886	$67,304	$6,479	10%
Average Loans	$73,042	$71,865	$69,416	$67,420	$68,723	$4,319	6%

Interest Yield	12.59%	12.50%	12.53%	12.52%	12.71%	(12)	bps
Gross Principal Charge-off Rate	3.00%	2.63%	2.83%	3.69%	3.91%	(91)	bps
Net Principal Charge-off Rate	1.84%	1.50%	1.65%	2.45%	2.80%	(96)	bps
Delinquency Rate (30 or more days)	1.77%	1.66%	1.48%	1.43%	1.85%	(8)	bps
Delinquency Rate (90 or more days)	0.83%	0.76%	0.66%	0.73%	1.01%	(18)	bps
Gross Principal Charge-off Dollars	$541	$477	$495	$620	$663	($122)	(18%)
Net Principal Charge-off Dollars	$331	$272	$289	$412	$474	($143)	(30%)
Loans Delinquent 30 or more days	$1,305	$1,232	$1,040	$983	$1,245	$60	5%
Loans Delinquent 90 or more days	$613	$562	$467	$504	$680	($67)	(10%)

Allowance for Credit Losses (period end)	$5,120	$5,273	$5,298	$5,409	$5,640	($520)	(9%)
Reserve Change Build/ (Release)	($153)	($25)	($111)	($231)	($851)	$698
Reserve Rate	6.94%	7.09%	7.54%	7.85%	8.38%	(144)	bps
Total Discover Card Volume	$49,379	$53,983	$50,389	$48,049	$40,334	$9,045	22%
Discover Card Sales Volume	$46,329	$51,308	$47,613	$45,460	$37,744	$8,585	23%
Rewards Rate	1.36%	1.35%	1.44%	1.31%	1.38%	(2)	bps

[1] Total Loans includes Home Equity and other loans
[2] Excludes any build/release of the liability for expected credit losses on unfunded commitments as the offset is recorded in accrued expenses and other liabilities in the Company's condensed consolidated statements of financial condition

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Mar 31, 2022 vs. Mar 31, 2021
PRIVATE STUDENT LOANS
Organic Student Loans	$9,614	$9,367	$9,391	$9,021	$9,254	$360	4%
Purchased Student Loans	700	746	793	843	899	(199)	(22%)
Total Private Student Loans	$10,314	$10,113	$10,184	$9,864	$10,153	$161	2%

Interest Yield	7.41%	7.37%	7.36%	7.41%	7.37%	4	bps
Net Principal Charge-off Rate	0.69%	0.80%	0.68%	0.53%	0.53%	16	bps
Delinquency Rate (30 or more days)	1.62%	1.55%	1.55%	1.34%	1.20%	42	bps

Reserve Rate	8.43%	8.33%	8.41%	8.39%	8.49%	(6)	bps

PERSONAL LOANS
Ending Loans	$6,904	$6,936	$6,890	$6,865	$6,961	($57)	(1%)

Interest Yield	12.09%	12.36%	12.61%	12.76%	12.83%	(74)	bps
Net Principal Charge-off Rate	1.12%	1.21%	1.11%	1.80%	2.80%	(168)	bps
Delinquency Rate (30 or more days)	0.69%	0.69%	0.71%	0.69%	0.84%	(15)	bps

Reserve Rate	8.88%	9.54%	9.61%	10.85%	11.55%	(267)	bps

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS AND VOLUME STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Mar 31, 2022 vs. Mar 31, 2021
DIGITAL BANKING
Interest Income	$2,736	$2,742	$2,674	$2,589	$2,646	$90	3%
Interest Expense	257	259	269	290	316	(59)	(19%)
Net Interest Income	2,479	2,483	2,405	2,299	2,330	149	6%
Non-Interest Income	486	497	447	458	379	107	28%
Revenue Net of Interest Expense	2,965	2,980	2,852	2,757	2,709	256	9%
Provision for Credit Losses	154	263	185	135	(365)	519	142%
Total Operating Expense	1,092	1,259	1,151	1,092	1,047	45	4%
Income/ (Loss) Before Income Taxes	$1,719	$1,458	$1,516	$1,530	$2,027	($308)	(15%)

Net Interest Margin	10.85%	10.81%	10.80%	10.68%	10.75%	10	bps
Pretax Return on Loan Receivables	7.52%	6.35%	6.81%	7.11%	9.36%	(184)	bps

Allowance for Credit Losses (period end)	$6,647	$6,822	$6,861	$7,026	$7,347	($700)	(10%)
Reserve Change Build/ (Release)	($175)	($39)	($165)	($321)	($878)	$703

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM
Non-Interest Income/ (Loss)	(63)	(44)	(75)	822	86	(149)	(173%)
Revenue Net of Interest Expense	(63)	(44)	(75)	822	86	(149)	(173%)
Provision for Credit Losses	—	—	—	—	—	—	NM
Total Operating Expense	38	53	39	130	34	4	12%
Income/ (Loss) Before Income Taxes	($101)	($97)	($114)	$692	$52	($153)	NM

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	831	914	868	799	678	153	23%
PULSE Network	1,399	1,508	1,415	1,399	1,310	89	7%
Total	2,230	2,422	2,283	2,198	1,988	242	12%

NETWORK VOLUME
PULSE Network	$59,836	$64,787	$59,872	$62,855	$60,399	($563)	(1)%
Network Partners	10,683	11,233	10,377	9,468	9,629	1,054	11%
Diners Club International [1]	7,176	7,367	6,547	6,126	5,897	1,279	22%
Total Payment Services	77,695	83,387	76,796	78,449	75,925	1,770	2%
Discover Network - Proprietary	48,129	53,197	49,360	47,201	39,202	8,927	23%
Total	$125,824	$136,584	$126,156	$125,650	$115,127	$10,697	9%

[1] Volume is derived from data provided by licencees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES - GLOSSARY OF FINANCIAL TERMS

Balance Sheet & Regulatory Capital Terms
Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Regulatory Capital Ratios are preliminary
• Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets
• Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets
• Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets
• Common Equity Tier 1 Capital Ratio represents common equity tier 1 capital divided by risk weighted assets

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data

Tangible Common Equity/Net Loans, a non-GAAP measure, represents TCE divided by total loans less the allowance for credit losses (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents TCE divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents TCE divided by total assets less goodwill and intangibles

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

Credit Related Terms
Delinquency Rate (30 or more days) represents loans delinquent thirty days or more divided by ending loans (total or respective product loans, as appropriate)

Delinquency Rate (90 or more days) represents loans delinquent ninety days or more divided by ending loans (total or respective product loans, as appropriate)

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Reserve Rate represents the allowance for credit losses divided by total loans (total or respective product loans, as appropriate)

Earnings and Shareholder Return Terms
Book Value per share represents total equity divided by ending common shares outstanding

Capital Returned to Common Stockholders represents common stock dividends declared and treasury share repurchases, excluding common stock issued under employee benefit plans and stock based compensation

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Income Allocated to Common Stockholders represents net income less preferred stock dividends and income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period

Net Yield on Interest Earning Assets represents net interest income (annualized) divided by average total interest earning assets for the period

Operating Efficiency represents total operating expense divided by revenue net of interest expense

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Payout Ratio represents capital returned to common stockholders divided by net income allocated to common stockholders

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents Credit Card rewards cost divided by Discover Card sales volume

Volume Terms
Discover Card Sales Volume represents Discover card activity related to sales net of returns

Discover Card Volume represents Discover card activity related to sales net of returns, balance transfers, cash advances and other activity

Discover Network Proprietary Volume represents gross Discover Card sales volume on the Discover Network

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021
GAAP Total Common Equity	$12,377	$12,352	$12,207	$12,115	$11,098
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	—	—	(1)	(1)	(95)
Tangible Common Equity [1]	$12,122	$12,097	$11,951	$11,859	$10,748

GAAP Book Value Per Share	$47.81	$46.50	$45.00	$43.72	$39.72
Less: Goodwill	(0.91)	(0.88)	(0.87)	(0.84)	(0.84)
Less: Intangibles	—	—	—	—	(0.31)
Less: Preferred Stock	(3.76)	(3.66)	(3.58)	(3.51)	(3.45)
Tangible Common Equity Per Share	$43.14	$41.96	$40.55	$39.37	$35.12

[1] Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

Note: See Glossary of Financial Terms for definitions of financial terms